Exhibit 99.4

Execution Version

VOTING AGREEMENT

VOTING AGREEMENT, dated as of June 30, 2012 (this “Agreement”), among Quest Software, Inc., a Delaware corporation (the “Company”), Dell Inc., a Delaware corporation (“Parent”) and Vincent Smith (the “Executive”), the Vincent C. Smith Annuity Trust 2010–1, the Vincent C. Smith Annuity Trust 2010–2, the Vincent C. Smith Annuity Trust 2011–1 and the Teach A Man to Fish Foundation (each a “Stockholder” and collectively, the “Stockholders”).

RECITALS

WHEREAS, the Company, Parent and Diamond Merger Sub Inc., a Delaware corporation (“Merger Sub”) propose to enter into an Agreement and Plan of Merger dated as of the date hereof in the form attached hereto (the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement as entered into on the date hereof) providing for the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, concurrently with the execution of this Agreement, the Voting Agreement, dated as of March 8, 2012, among the Stockholders and the Company, as amended, restated, supplemented or otherwise modified from time to time, including Amendment No. 1 to Voting Agreement, dated as of June 19, 2012, among such parties (the “Insight Voting Agreement”) has been terminated in accordance with its terms;

WHEREAS, as of the date hereof, the Stockholders are the record and/or beneficial owner of the number of shares of the Company common stock set forth on Schedule A attached hereto and have the voting and dispositive power in connection with the Merger with respect to such shares as set forth on Schedule A attached hereto (with respect to the Stockholders, such Stockholders’ “Existing Shares” and, together with any shares of the Company common stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholders’ “Shares”); and

WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and the Company have required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

AGREEMENT

1. Agreement to Vote; Standstill; Etc.

(a) Agreement to Vote. Subject to the terms and conditions hereof, each Stockholder hereby irrevocably and unconditionally agrees that, from and after the date hereof and until the Termination Date, at any meeting of the holders of Company common stock, however called, or in connection with any written consent of the holders of Company common stock, such

Stockholder shall (x) appear at such meeting or otherwise cause all of such Stockholder’s Shares to be counted as present thereat for purposes of calculating a quorum and respond to any other request by the Company or Parent for written consent, if any, and (y) to the extent such Stockholder has the ability to do so as set forth on Schedule A attached hereto, vote (or cause to be voted) such Stockholder’s Shares (i) in favor of adoption and approval of the Merger Agreement and the Merger and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and (ii) except as otherwise agreed to in writing in advance by the Company and Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any Takeover Proposal (other than a Superior Proposal); (B) any other action involving the Company or its subsidiaries which has the effect of impeding, interfering with, delaying, postponing, or impairing (I) the ability of the Company to consummate the Merger on or prior to the Outside Date or (II) the Transactions or (C) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger set forth in Article VI of the Merger Agreement not being fulfilled on or prior to the Outside Date. Each such Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote in any manner inconsistent herewith. Except as set forth in this Section 1, such Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company.

(b) Proxies. Each Stockholder hereby revokes any and all previous proxies granted with respect to such Stockholder’s Shares. By entering into this Agreement, subject to the last sentence of this Section 1(b), each Stockholder hereby grants, or agrees to cause the applicable record holder to grant, a proxy appointing Lawrence P. Tu and Janet B. Wright collectively, but each with full power of substitution, as such Stockholder’s attorney-in-fact and proxy, for and in such Stockholder’s name, to be counted as present, vote, express consent or dissent with respect to such Stockholder’s Shares solely for the purposes set forth in Section 1(a) as such proxies or their proxies or substitutes shall, in their sole discretion, deem proper with respect to the Shares. The proxy granted by each Stockholder pursuant to this Section 1(b) is, subject to the last sentence of this Section 1(b), irrevocable and is coupled with an interest, in accordance with Section 212(e) of the Delaware General Corporation Law, and is granted in order to secure such Stockholder’s performance under this Agreement and also in consideration of Parent entering into this Agreement and the Merger Agreement; provided, that each of the parties hereto acknowledges that the proxy granted by each Stockholder pursuant to this Section 1(b) relates to Existing Shares which are subject to liens, claims, security interests or other charges or encumbrances, arising with respect to the financing agreements secured in part by pledges of shares of Company common stock owned by the Stockholders, each of which shall be released no later than substantially contemporaneously with the consummation of the Merger following consultation with and in a manner reasonably acceptable to Parent. If, subject to the foregoing, any Stockholder fails for any reason to be counted as present, consent or vote such Stockholder’s Shares in accordance with the requirements of Section 1(a) (or anticipatorily breaches such section), then Parent shall have the right to cause to be present, consent or vote such Stockholder’s Shares in accordance with the provisions of Section 1(a). The proxy granted by Stockholder shall be automatically revoked upon the termination of this Agreement in accordance with its terms.

(c) Certain Permitted Actions. Notwithstanding anything to the contrary in this Agreement, (i) none of the provisions of this Agreement shall restrict the Executive from taking, or refraining from taking, any action solely in his capacity as director or officer of the Company; (ii) the obligations of the Stockholders set forth in Section 1(a) (other than clause (ii) of the first sentence thereof) and Section 1(b) shall not apply to any Takeover Proposal other than the Transactions as described in the Merger Agreement, whether or not such Takeover Proposal is deemed to be a Superior Proposal and (iii) the obligations of the Stockholders set forth herein are subject to the condition that the Merger Agreement not be amended, modified or waived by the parties thereto in any manner that could reasonably be expected to materially adversely impact the Stockholders, without the prior written consent of the Stockholders with respect to such amendment, modification or waiver.

(d) Standstill. Each Stockholder hereby irrevocably and unconditionally agrees that, from and after the date hereof and until the Termination Date, such Stockholder shall not, and shall cause its respective affiliates or representatives acting on behalf of such Stockholder in taking such actions not to, in any manner, directly or indirectly, effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, or announce any intention to effect, cause, participate in or in any way assist, facilitate or encourage any other person (other than the other Stockholders, Parent or Merger Sub in connection with the Transactions) to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in any acquisition of any securities (or beneficial ownership thereof) or rights or options to acquire any securities (or beneficial ownership thereof) of the Company other than engaging in (i) any disposition or transfer of the Shares by any Stockholder to any other Stockholder, to any member of the Executive’s immediate family (including his current or former spouse and their respective immediate families), to any entity, trust or foundation controlled by the Executive or for estate planning purposes or, in which case each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, (ii) any acquisition or exercise of options or other equity based compensation awarded to any Stockholder, pursuant to any option or equity based compensation adopted by the Board of Directors, in accordance with their respective terms and subject to applicable securities laws or (iii) actions no later than substantially contemporaneously with the consummation of the Merger to release the liens, claims, security interests or other charges or encumbrances, arising with respect to the financing agreements secured in part by pledges of shares of Company common stock owned by the Stockholders, following consultation with and in a manner reasonably acceptable to Parent. Each Stockholder shall immediately terminate, and shall cause its respective affiliates and representatives acting on behalf of such Stockholder to immediately terminate, all discussions or negotiations, if any, that are ongoing as of the date hereof with any person with respect to a Takeover Proposal (other than the Merger and the transactions contemplated by the Merger Agreement).

(e) Appraisal and Dissenters’ Rights. Each Stockholder hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal and dissenters’ rights relating to the Merger that such Stockholder may directly or indirectly have by virtue of the ownership of any shares of Company common stock.

(f) Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company, Parent, none of the Persons identified in Section 1(b) or any other Person any direct or indirect ownership or incidence of ownership of or with respect to any of the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and neither the Company, Parent, the Persons identified in Section 1(b) nor or any other Person shall have any authority to direct the Stockholders in the voting or disposition of any of the Shares, except as otherwise provided in this Agreement.

(g) Encumbered Shares. Each Stockholder hereby irrevocably and unconditionally agrees that, from and after the date hereof and until the Termination Date, it shall use its reasonable best efforts to obtain or maintain, as the case may be, the (i) right to vote, or cause to be voted, such Stockholder’s Shares in accordance with the provisions of Section 1(a) and (ii) right to grant or have granted, or to cause the applicable record holder to grant or have granted, the proxy granted pursuant to Section 1(b) so that the proxy holders thereunder shall have the right to cause to be present, consent or vote such Stockholder’s Shares in accordance with the provisions of Section 1(a), which efforts shall include obtaining confirmation from the financial institutions which entered into the financing agreements secured in part by pledges of shares of Company common stock owned by the Stockholders that such shares of Company common stock would not be loaned to any third parties or otherwise disposed of in any manner which would preclude any Stockholder from complying with its obligations under Section 1(a) or Section 1(b).

2. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company and Parent, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of the Company and Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(b) Shares. Such Stockholder’s Existing Shares are owned beneficially and/or of record by such Stockholder, as set forth on Schedule A attached hereto. Such Stockholder’s Existing Shares constitute all of the shares of Company common stock owned of record or beneficially by such Stockholder, and, except for such Stockholder’s Existing Shares, such Stockholder does not beneficially own or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any securities convertible into Shares (other than pursuant to any option, stock award or similar compensation plan adopted by the Company). Such Stockholder has the voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of conversion, sole power to demand appraisal rights and power to agree to all of the matters set forth in this Agreement with respect to each of such Stockholder’s Existing Shares as set forth on Schedule A attached hereto, with no other limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement and the Merger Agreement (other than such liens, claims, security interests or other charges or encumbrances, arising with respect to the financing agreements secured in part by pledges of shares of Company common stock owned by the Stockholders, each of each which shall be released no later than substantially contemporaneously with the consummation of the Merger following consultation with and in a manner reasonably acceptable to Parent). As to the Existing Shares held of record by such Stockholder, such Stockholder has good and valid title to such Existing Shares, free and clear of all liens, claims, security interests or other charges or encumbrances (other than such liens, claims, security interests or other charges or encumbrances, arising with respect to the financing agreements secured in part by pledges of shares of Company common stock owned by the Stockholders, each of each which shall be released no later than substantially contemporaneously with the consummation of the Merger following consultation with and in a manner reasonably acceptable to Parent).

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b) Corporate Authorization; Validity of Agreement; Necessary Action. The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, and no other corporate action or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and Parent, constitutes valid and binding obligations of the Company, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

4. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a) Organization. Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b) Corporate Authorization; Validity of Agreement; Necessary Action. Parent has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate action or proceedings on the part of Parent are necessary to authorize the execution and delivery by Parent of this Agreement, and the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and the Company, constitutes valid and binding obligations of Parent, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

5. Further Assurances. From time to time, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

6. Termination. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earlier of the (a) Effective Time and (b) termination of the Merger Agreement in accordance with its terms (any such date shall be referred to herein as the “Termination Date”). Nothing in this Section 6 shall relieve any party of liability for breach of this Agreement prior to the termination of this Agreement pursuant to its terms.

7. Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

8. Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects only by written agreement executed and delivered by each of the respective parties. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought, except that this Agreement may be terminated as set forth in Section 6.

9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	If to the Company:

Quest Software, Inc.

5 Polaris Way

Aliso Viejo, CA 92656

Attn: General Counsel

Fax: (949) 754–8799

with a copy to:

Potter Anderson & Corroon LLP

1313 N. Market Street, 6th Floor

Wilmington, DE 19801

Attn: Mark A. Morton

Fax: (302) 778–6078

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attn: Charles K. Ruck

Fax: (714) 755–8290

(ii)	If to any Stockholder, to:

Vincent C. Smith

5 Polaris Way

Aliso Viejo, CA 9265

with a copy to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, NY 10281

Attn: R. Ronald Hopkinson

Fax: (212) 504–6666

(iii)	If to Parent, to:

Dell Inc.
One Dell Way, RR1–33
Round Rock, Texas 78682–8033
Attention:	Janet B. Wright
Facsimile:	(512) 283–0544

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Palo Alto, California 94301

Attention:	Kenton J. King
Facsimile:	(650) 470-4570

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention:	Allison R. Schneirov
Facsimile:	(212) 735-2000

10. Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation”.

11. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

12. Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including that certain Voting Agreement dated June 1, 2009 by and between the Company and Vincent Smith and the Insight Voting Agreement, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement is intended to create a contractual relationship between each Stockholder, Parent and the Company, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among any of the parties hereto. Without limiting the generality of the foregoing, none of the Stockholders or Parent, by entering into this Agreement, intends to form a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law with Parent or any shareholder of the Company.

13. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

14. Specific Performance; Remedies Cumulative. (a) The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to seek the remedy of specific performance of the terms hereof, in addition to any other remedy at law or equity.

(b) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

16. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

17. Consent to Jurisdiction; Waiver of Jury Trial. (a) Each of the parties hereto:

(i) consents to submit itself to the personal jurisdiction of the Chancery Courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement;

(ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court;

(iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts;

(iv) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 9 or at such other address of which a party shall have been notified pursuant thereto;

(v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(vi) agrees to appoint an agent for service of process in Delaware.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

18. Negotiated Terms. The provisions of this Agreement are the result of negotiations between the parties. Accordingly, this Agreement shall not be construed in favor of or against any party by reason of the extent to which the party or any of his or its professional advisors participated in its preparation.

19. Action in Stockholder Capacity Only. The parties acknowledge that this Agreement is entered into by each Stockholder solely in such Stockholder’s capacity as the record and/or beneficial owner of the Shares and nothing in this Agreement restricts or limits any action taken by the Executive in his capacity as a director or officer of the Company, or any of his controlled affiliates (but not on his own behalf as a Stockholder) and the taking of any actions (or failure to act) in his capacity as an officer or director of the Company, or any of his controlled affiliates will not be deemed to constitute a breach of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, Parent and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

QUEST SOFTWARE, INC.

By:	/s/ David Cramer
	Name:	David Cramer
	Title:	VP, General Counsel & Secretary

IN WITNESS WHEREOF, the Company, Parent and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

STOCKHOLDER

/s/ Vincent Smith
Vincent Smith

Vincent C. Smith Annuity Trust 2010-1

By:	/s/ Vincent Smith
	Name:	Vincent Smith
	Title:	Trustee

Vincent C. Smith Annuity Trust 2010-2

By:	/s/ Vincent Smith
	Name:	Vincent Smith
	Title:	Trustee

Vincent C. Smith Annuity Trust 2011-1

By:	/s/ Vincent Smith
	Name:	Vincent Smith
	Title:	Trustee

Teach a Man to Fish Foundation

By:	/s/ Vincent Smith
	Name:	Vincent Smith
	Title:	President

DELL INC.

By:	/s/ Christopher Kleiman
	Name:	Christopher Kleiman
	Title:	Vice President Corporate Development

SCHEDULE A

Common Stock
Holder	Number of Shares
Vincent C. Smith	24,942,346	*
Vincent C. Smith Annuity Trust 2010-1	355,749
Vincent C. Smith Annuity Trust 2010-2	266,811
Vincent C. Smith Annuity Trust 2011-1	1,275,000
Teach A Man To Fish Foundation	1,422,140

*	Includes 153,440 shares owned by Vincent C. Smith’s minor children and certain shares currently held in the name of Land Meets the Sea LLC, an entity owned by Vincent C. Smith which has been dissolved.